SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   February 18, 2000


                          FULLNET COMMUNICATIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


         Oklahoma                      000-27031                73-1473361
         --------                      ----------               ----------
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
incorporation)                                              Identification No.)




           200 N. Harvey, Suite 1704
            Oklahoma City, Oklahoma                          73102
           -------------------------                         -----
   (Address of principal executive offices)                (Zip Code)


                                 (405) 232-0958
                                 --------------
                  (Registrant's telephone, including area code)



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Item 2.  Acquisition or Disposition of Assets.

On February 4, 2000, the Registrant entered into an Asset Purchase Agreement (the "Agreement") with David Looper, d/b/a FullNet of Bartlesville, an Oklahoma sole proprietorship ("Seller"), in which the Registrant purchased substantially all of Seller's assets. Pursuant to the terms of the Agreement, the Registrant agreed to pay Seller an aggregate purchase price of $178,400, payable in 42,744 shares of Registrant's common stock (valued for purposes of the acquisition at $3.00 per share) and a note payable for $50,168. The note bears an interest rate of 8% per annum with the principal and interest thereon payable on the earlier to occur of (a) the Registrant's closing of any private equity placement in excess of $351,000, (b) the closing of any underwritten offering of the Registrant's common stock, or (c) one year from the closing date of the Agreement. The consideration for the assets was determined through arm's length negotiations taking into account the recurring revenues of such assets. Prior to the acquisition, Seller was a customer of Registrant's Internet Service Provider ("ISP") access services. The assets purchased by the Registrant include the Seller's ISP subscriber base, accounts receivable, any intellectual property rights held by Seller and all Internet equipment. The Registrant intends to expand its ISP and other communications operations in the Bartlesville, Oklahoma area.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.  To be provided by amendment.
     -----------------------------------------

(b)  Pro Forma Financial Information.  To be provided by amendment.
     -------------------------------

(c)  Exhibits.
     ---------

     The following document is filed as part of this Report:

     2.1 Asset Purchase Agreement dated February 4, 2000, by and between David Looper, d/b/a FullNet of Bartlesville and FullNet Communications, Inc.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FULLNET COMMUNICATIONS, INC.
                                        (Registrant)



Date:   February 18, 2000        By: /s/ Timothy J. Kilkenny
                                     -----------------------------------------
                                         Timothy J. Kilkenny,
                                         President and Chief Executive Officer






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                                INDEX TO EXHIBITS


                                                                     Appears at
                                                                    Sequentially
Exhibit                                                               Numbered
Number                          Description                             Page
-------                         -----------                         ------------

  2.1      Asset Purchase Agreement dated February 4, 2000, by           5
           and between David Looper, d/b/a FullNet of Bartlesville and FullNet Communications, Inc.







                                       4